UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 3, 2021

(Date of earliest event reported)

MARVELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40357	85-3971597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. West Street, Suite 1200

Wilmington, Delaware 19801

(Address of principal executive offices, including Zip Code)

(302) 295-4840

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MRVL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                             Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

The information in Item 2.02 of this Current Report, including the accompanying Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.

On August 3, 2021, Marvell Technology, Inc. (“Marvell”) issued a press release reporting its preliminary estimate of its second quarter fiscal 2022 revenue range. These preliminary financial results are based upon Marvell’s good faith estimates, are subject to completion of Marvell’s financial closing procedures, and may be subject to change. A copy of the press release is furnished herewith as Exhibit 99.1 and the information under the heading “Marvell Preliminary Second Fiscal Quarter 2022 Results” is deemed furnished and not filed.

Item 8.01	Other Events.

On August 3, 2021, Marvell issued a press release announcing a definitive agreement, under which it will acquire Innovium, Inc. in an all-stock transaction. Under the terms of the definitive agreement, Innovium shareholders will receive $1.1 billion in consideration consisting of approximately 19.05 million shares of Marvell Common Stock that will be issued in aggregate in exchange for all outstanding equity of Innovium, including shares of Innovium’s Preferred and Common Stock, employee equity awards, warrants and other rights of Innovium. The acquisition price of $1.1 billion is based on Marvell’s 10-day VWAP as of July 30, 2021. The acquisition price includes Innovium cash and exercise proceeds expected at closing of approximately $145 million, resulting in a net cost to Marvell of $955 million. The board of directors of both companies have approved the transaction. The transaction is expected to close by the end of calendar 2021, subject to the satisfaction of customary closing conditions, including approval by Innovium’s shareholders and applicable regulatory approvals. A copy of the press release is filed herewith as Exhibit 99.1; provided that, as described in Item 2.02 above, information under the heading “Marvell Preliminary Second Fiscal Quarter 2022 Results” is deemed furnished and not filed.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release dated August 3, 2021, titled “Marvell to Acquire Innovium - Accelerates Cloud Growth with Expanded Ethernet Switching Portfolio”

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Important Additional Information Will be Filed with the SEC

Marvell will file with the SEC a registration statement on Form S-4, which will include a prospectus of Marvell. Investors are urged to carefully read the registration statement and other relevant documents to be filed with the SEC in their entirety when they become available because they will contain important information about Marvell, Innovium, the proposed transaction and related matters. Investors will be able to obtain free copies of the registration statement and other documents filed with the SEC through the website maintained by the SEC at www.sec.gov and on Marvell’s website at https://investor.marvell.com/sec-filings.

Cautionary Statement Regarding Forward Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Marvell and Innovium, including statements regarding the benefits of the transaction and expected synergies, the anticipated timing of the transaction and the products and markets of each company and statements regarding Marvell’s expectations regarding its second quarter of fiscal 2022 revenue outlook. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Innovium and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Innovium’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Innovium or Marvell and potential difficulties in Innovium employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Marvell’s ongoing business operations, (vii) risks arising from any legal proceedings that may be instituted against Marvell or against Innovium related to the merger agreement or the transaction, (viii) the ability of Marvell to successfully integrate Innovium’s operations and product lines, (ix) the ability of Marvell to implement its plans, forecasts, and other expectations generally or with respect to Innovium’s business after the completion of the proposed transaction and realize the anticipated synergies and cost savings in the time frame anticipated or at all, (x) the risk of downturns in the highly cyclical semiconductor industry, (xi) Marvell’s or Innovium’s failure to achieve expected revenues and forecasted demand from customers, (xii) risks relating to the value of the Marvell’s shares to be issued in the transaction, (xiii) the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets, and (xiv) changes in our actual results for the second quarter compared to our preliminary estimates. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the business of Marvell described in the “Risk Factors” section of Marvell’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Marvell from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Marvell assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Marvell does not give any assurance that either Marvell or Innovium will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVELL TECHNOLOGY, INC.

Date: August 3, 2021	By:	/s/ Jean Hu
Jean Hu
Chief Financial Officer